EXHIBIT 10.10 A
SERVICES
Wildgate Toll-Free One Number
Wildgate One Number and Unified Communications Solutions
Includes features such as Call Blasting, Evoice (email over the phone), OneButton Call Back, and Event Notification as shown on the Wildgate web site.
Long Distance Services
Billing Solutions:
Wholesaler billing with pre-pay
Wildgate automated billing
Customer Care
Additional Services that Wholesaler may elect to provide:
Standard and Specialty Calling Cards
Standard Paging Services with added features (pre-paid long distance and standard voice mail)